AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 1999

                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement

                                         |_| Confidential, For Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|X|  Definitive additional materials

|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MUNIVEST FLORIDA FUND
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

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               (Name of Registrant as Specified in Its Charter)

                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.

   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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   |_| Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:

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                             MUNIVEST FLORIDA FUND
                            PREFERRED STOCKHOLDERS

             ----------------------------------------------------
                       **IMMEDIATE ATTENTION REQUIRED**

             ----------------------------------------------------

                                                              June 2, 1999

Dear Stockholder:

The Annual Meeting of Stockholders at the offices of Merrill Lynch Asset Management L.P. on April 21, 1999, has been adjourned a second time to WEDNESDAY, JUNE 23, 1999 in order to give Stockholders additional time to vote on Item 3, consideration and approval of an amendment of Articles of Supplementary or Certificate of Designation of your Fund. However, we are rapidly approaching the meeting date and the Fund's records still indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting. The Board of Trustees of your Fund believes that this proposal is in the best interest of stockholders and recommends that you vote in favor of Item 3. Item 1, election of Trustees of your Fund, and Item 2, ratification of your Fund's independent auditors, were approved on April 21, 1999.

For your convenience, we have established three easy methods by which to register your vote:

      1. BY PHONE:   Please call Shareholder  Communications  Corporation
         --------    toll free at  1-800-645-4519.  Representatives  are
                     available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      2. BY FAX:     Fax your signed proxy ballot anytime to 1-800-733-1885.
         ------

      3. BY MAIL:    Return your executed proxy in the enclosed  postage paid
         -------     envelope.  Please utilize this option only if methods 1
                     and 2 are unavailable, as we may not receive your executed proxy by June 23, 1999.

For the reasons set forth in the Combined Proxy Statement dated March 18, 1999, your Board believes that this proposal is in the best interest of stockholders and recommends a vote FOR Item 3.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

IF YOU HAVE ALREADY VOTED YOUR SHARES, THANK YOU FOR PARTICIPATING AND PLEASE DISREGARD THIS NOTICE.

Thank you for your prompt attention.

                             MUNIVEST FLORIDA FUND
                            PREFERRED STOCKHOLDERS

             ----------------------------------------------------
                       **IMMEDIATE ATTENTION REQUIRED**

             ----------------------------------------------------

                                                                June 2, 1999

Dear Stockholder:

The Annual Meeting of Stockholders at the offices of Merrill Lynch Asset Management L.P. on April 21, 1999, has been adjourned a second time to WEDNESDAY, JUNE 23, 1999 in order to give Stockholders additional time to vote on Item 3, consideration and approval of an amendment of Articles of Supplementary or Certificate of Designation of your Fund. However, we are rapidly approaching the meeting date and the Fund's records still indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting. The Board of Trustees of your Fund believes that this proposal is in the best interest of stockholders and recommends that you vote in favor of Item 3. Item 1, election of Trustees of your Fund, and Item 2, ratification of your Fund's independent auditors, were approved on April 21, 1999.

For your convenience, we have established three easy methods by which to register your vote:

    1. BY TOUCH-TONE:   Please refer to the "800" number printed on your voting
       -------------    instruction form.

    2. BY INTERNET:     Visit www.proxyvote.com.  Once there, enter the
       -----------      12-digit control number located on your proxy card.

    3. BY MAIL:         Return your executed proxy in the enclosed  postage
       -------          paid  envelope.  Please utilize this option only if
                        methods 1 and 2 are unavailable, as we may not receive your executed proxy by June 23, 1999.

For the reasons set forth in the Combined Proxy Statement dated March 18, 1999, your Board believes that this proposal is in the best interest of stockholders and recommends a vote FOR Item 3.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

IF YOU HAVE ALREADY VOTED YOUR SHARES, THANK YOU FOR PARTICIPATING AND PLEASE DISREGARD THIS NOTICE.

Thank you for your prompt attention.